HORIZONS ETF TRUST I

(the “Trust”)

Horizons DAX Germany ETF (DAX)

(the “Fund”)

Supplement dated July 31, 2018 to the Fund’s Currently Effective Prospectus

This supplement provides new and additional information beyond that contained in the currently effective Prospectus dated February 28, 2018, as supplemented on May 2, 2018, for the Fund, a series of the Trust, and should be read in conjunction with that document.

Effective immediately, on page 1 of the Prospectus in the section “Summary Information – Horizons DAX Germany ETF”, footnote (2) to the “Fees and Expenses Table” is revised to read:

Horizons ETFs Management (US) LLC, the investment adviser to the Fund, has contractually agreed to waive a portion of its Management Fee, which is 0.45% of the average daily net assets of the Fund, and/or reimburse fees or expenses to 0.20% of the average daily net assets of the Fund until July 31, 2019.

Effective immediately, on page 35 of the Prospectus, the following sentence replaces the second sentence in the first full paragraph of the page:

With respect to the Horizons DAX Germany ETF, the Adviser has contractually agreed to waive a portion of its Management Fee and/or reimburse fees or expenses to 0.20% of the average daily net assets of the Fund until July 31, 2019.

Please call 844.723.8637 for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE